UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 8, 2008 (February 4, 2008)

SUTOR TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-51908	87-0578370
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No 8, Huaye Road
Dongbang Industrial Park
Changshu, China 215534

(Address of principal executive offices)

(86) 512-52680988
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2008, the Board of Directors of Sutor Technology Group Limited (the “Company”), in accordance with Article III of the Company’s Bylaws, increased the size of the board of directors of the Company from one to four and elected Messrs. A. Carl Mudd, Guoyou Shao and Xinchuang Li (the “Independent Directors”) as directors of the Company to fill the vacancies created by such increase, each to serve on the Board of Directors as an “independent director” as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”).

Thereafter, the entire Board of Directors, including the Independent Directors, on February 4, 2008 appointed each Independent Director to the Company’s Audit Committee, Compensation Committee, and Governance and Nominating Committee and appointed Mr. Mudd as the Chair of the Audit Committee, Mr. Shao as the Chair of the Compensation Committee and Mr. Li as the Chair of the Governance and Nominating Committee. The Board of Directors also determined that Mr. Mudd possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

On February 4, 2008, the Company entered into separate Independent Director’s Contracts and Indemnification Agreements with each of the Independent Directors. Under the terms of the Independent Director’s Contracts, the Company agreed to pay Mr. Mudd a fee of $65,000 and Messrs. Li and Shao a fee of RMB 120,000 (approximately $16,714) each, as compensation for the services to be provided by them as Independent Directors. Under the terms of the Indemnification Agreements, the Company agreed to indemnify the Independent Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the Independent Directors in connection with any proceeding if the Independent Director acted in good faith and in the best interests of the Company. This brief description of the terms of the Independent Director’s Contracts and Indemnification Agreements is qualified by reference to the provisions of the agreements attached to this report as Exhibits 10.1 through 10.6.

A. Carl Mudd. Mr. Mudd has extensive operational and financial management experience in domestic and international, multi-location, manufacturing, distribution and retail businesses, both publicly held and privately owned. He has spent the past 15 years consulting with and mentoring CEOs and Boards of Directors of major companies on global strategy, business processes and international operations. Mr. Mudd is currently the Chairman of the Audit Committee of Shengda Tech, Inc., a NASDAQ listed publicly traded manufacturer and supplier of nano precipitated carbonated calcium for tires, plastics, paints and papers in China. Mr. Mudd has been the Senior Managing Director of AsiaDemand, Inc., a global sourcing and distribution company, since April, 2005 and was an independent consultant resident in Hong Kong with clients based in the PRC, Hong Kong and Sri Lanka from August 2002 through October 2004. In October 2004 Mr. Mudd relocated back to the United States and formed ACM Holdings, Ltd., an Asian and U.S. based consulting firm specializing in CEO coaching and Board development, where he served as Chairman & CEO since March, 2005. Mr. Mudd is a Certified Public Accountant, holds a Bachelor’s of Business Administration - Accounting, from St. Edward’s University and recently was awarded a Certificate of Director Education by The NACD Corporate Directors Institute.

Guoyou Shao.  Since April 2003, Mr. Shao has served as Board Chairman of Fortis Haitong Investment Management Co., Ltd., one of the first sino-foreign joint ventures specializing in fund management to gain approval in China Prior to this, Mr. Shao served as Manager of the Investor Relations Department of Haitong Securities Co. Ltd. since July 1998. Mr. Shao has extensive securities investment and asset management experience and holds a Master’s degree in Business Administration from Hong Kong Science Management Institute.

Xinchuang Li. Since April 2002, Mr. Li has served as the President and Chief Engineer of the National Metallurgical Industry Design & Research Institute in Beijing. Prior to this, Mr. Li served as the Vice President of the National Metallurgical Industry Design & Research Institute. The National Metallurgical Industry Design & Research Institute specializes in the planning and strategic study of the Chinese steel industry. Mr. Li is leading expert in this field and holds a Master’s degree in Business Administration from Fordham University and Beijing University.

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any Impendent Director that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events

On February 4, 2008, the Board of Directors of the Company established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee and appointed each of the Independent Directors to each committee. Mr. Mudd was appointed as the Chair of the Audit Committee, Mr. Shao was appointed as the Chair of the Compensation Committee and Mr. Li was appointed as the Chair of the Governance and Nominating Committee. Copies of the Audit Committee Charter, the Compensation Committee Charter, and the Governance and Nominating Committee Charter are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sutor Technology Group Limited Independent Director’s Contract, dated as of February 4, 2008, by and between Sutor Technology Group Limited and A. Carl Mudd.
10.2	Sutor Technology Group Limited Independent Director’s Contract, dated as of February 4, 2008, by and between Sutor Technology Group Limited and Guoyou Shao.
10.3	Sutor Technology Group Limited Independent Director’s Contract, dated as of February 4, 2008, by and between Sutor Technology Group Limited and Xinchuang Li.
10.4	Indemnification Agreement, dated as of February 4, 2008, by and between Sutor Technology Group Limited and A. Carl Mudd.
10.5	Indemnification Agreement, dated as of February 4, 2008, by and between Sutor Technology Group Limited and Guoyou Shao.
10.6	Indemnification Agreement, dated as of February 4, 2008, by and between Sutor Technology Group Limited and Xinchuang Li.
99.1	Sutor Technology Group Limited Audit Committee Charter, adopted February 4, 2008.

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99.2	Sutor Technology Group Limited Compensation Committee Charter, adopted February 4, 2008.
99.3	Sutor Technology Group Limited Governance and Nominating Committee Charter, adopted February 4, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTOR TECHNOLOGY GROUP LIMITED

By:	/s/ Liuhua Guo
Liuhua Guo
Chief Executive Officer

Dated: February 8, 2008

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Sutor Technology Group Limited Independent Director’s Contract, dated as of February 4, 2008, by and between Sutor Technology Group Limited and A. Carl Mudd.
10.2	Sutor Technology Group Limited Independent Director’s Contract, dated as of February 4, 2008, by and between Sutor Technology Group Limited and Guoyou Shao.
10.3	Sutor Technology Group Limited Independent Director’s Contract, dated as of February 4, 2008, by and between Sutor Technology Group Limited and Xinchuang Li.
10.4	Indemnification Agreement, dated as of February 4, 2008, by and between Sutor Technology Group Limited and A. Carl Mudd.
10.5	Indemnification Agreement, dated as of February 4, 2008, by and between Sutor Technology Group Limited and Guoyou Shao.
10.6	Indemnification Agreement, dated as of February 4, 2008, by and between Sutor Technology Group Limited and Xinchuang Li.
99.1	Sutor Technology Group Limited Audit Committee Charter, adopted February 4, 2008.
99.2	Sutor Technology Group Limited Compensation Committee Charter, adopted February 4, 2008.
99.3	Sutor Technology Group Limited Governance and Nominating Committee Charter, adopted February 4, 2008.